Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000
(800) 352-0001

FINANCIAL GUARANTY INSURANCE POLICY

Issuer: Home Loan Trust 2006-HI3                                       Policy Number:   06030087
                                                                        Control Number:  0010001

Insured Obligations:
$223,158,000 in aggregate principal amount of Home Loan-Backed
Notes, Series 2006-HI3, Class A-1, Class A-2, Class A-3 and
Class A-4  (collectively, the "Class A Notes")

Indenture Trustee:  JPMorgan Chase Bank, N.A.

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums as provided in the Insurance Agreement (as defined below) and subject to the terms of this
Financial Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably agrees to pay each Insured Payment (as defined below) to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Class A Notes, to the extent set forth in the Indenture (as defined below).  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture as in effect and executed on the date hereof.

The following terms used herein shall have the meanings assigned to them below:

"Deficiency Amount" shall mean for any Payment Date and any class of the Class A Notes, an amount, if any, equal to the sum of (i) the excess, if any, of (A) (1) the aggregate amount of Accrued Note Interest on such Payment Date less (2) an amount equal to any Prepayment
Interest Shortfalls and Relief Act Shortfalls on the Home Loans during the related
Collection Period,  over (B) the amount available for interest distributions on the Class A
Notes on such Payment Date pursuant to the Indenture, (ii) any Liquidation Loss Amount with respect to the Home Loans for such Payment Date, to the extent not distributed as part of the Liquidation Loss Payment Amount for the Class A Notes or  covered by a reduction of the
Outstanding Reserve Amount on such Payment Date and (iii) the Guaranteed Payment Amount, if
applicable.

"Final Maturity Date" shall mean for each class of the Class A Notes,  the payment date in
February 2036.

"Guaranteed Payment Amount" shall mean with respect to each class of Class A Notes, the aggregate outstanding Note Balance of such Class of Class A Notes on the Final Maturity
Date, after giving effect to all other distributions of principal on such Class A Notes on such Payment Date from all sources other than this Policy.

"Insured Payment" shall mean (a) with respect to any Payment Date for the Class A Notes (i)
any Deficiency Amount; and (ii) any Preference Amount (as defined in this Policy), and (b)
with respect to any other date, any Preference Amount.

Financial Guaranty will pay a Deficiency Amount with respect to the Class A Notes by 12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following receipt in New York, New York on a Business
Day by Financial Guaranty of a Notice from the Indenture Trustee that a Deficiency Amount is due in respect of the Class A Notes and (ii) the Payment Date on which the related
Deficiency Amount is payable to the Holders of the Class A Notes pursuant to the Indenture, for payment to the Holders of the Class A Notes in the same manner as other payments with respect to the Class A Notes are required to be made.  Any Notice received by Financial
Guaranty (i) after 12:00 noon (New York City time) on a given Business Day or (ii) on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.  In addition, if any Notice received by Financial
Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture
Trustee may submit an amended Notice.

If any portion or all of any amount that is insured hereunder that was previously paid to a
Holder of Class A Notes is recoverable and sought to be recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a "Final Order") (such recovered amount, a "Preference Amount"),
Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon (New York City time) on the second
Business Day following receipt by Financial Guaranty on a Business Day of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Holder of the Class A Notes relating to or arising under such Preference Amount and constituting an appropriate instrument, in form reasonably satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such Preference Amount, including, without limitation, in any legal proceeding relating to the Preference Amount, and (z) a
Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be.  Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Holder
of the Class A Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final
Order in which case payment shall be made to the Indenture Trustee for payment to the Holder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty).
Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Policy in respect of any Preference Amount to the extent such
Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal balance of any Class A Notes, prior to the time
Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required to be paid under this Policy.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon (New York City) time on a given Business
Day or on any day that is not a Business Day shall be deemed to have been received by
Financial Guaranty on the next succeeding Business Day.  If a Notice or other document required under clauses (w) through (z) of the preceding paragraph received by Financial
Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Policy, such Notice or documents will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice or other related documents.  All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

Upon payment of any Insured Payment, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Class A Notes to receive the amount so paid.  Financial
Guaranty's obligations with respect to the Class A Notes hereunder with respect to each
Payment Date shall be discharged to the extent funds consisting of the related Deficiency
Amount are received by the Indenture Trustee on behalf of the Holders of the Class A Notes for payment to such Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

This Policy is non-cancelable for any reason, including nonpayment of any premium.  The premium on this Policy is not refundable for any reason, including the payment of any Class
A Notes prior to their respective maturities.  This Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Class A
Notes shall have been paid in full and (ii) if any insolvency proceeding referenced in the third preceding paragraph with respect to which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Policy will not cover any Relief Act Shortfalls or Prepayment Interest Shortfalls
allocated to the Class A Notes, nor will it cover any shortfalls attributable to the liability of the Trust, any Holder, any REMIC or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes), nor does this Policy guarantee to the holders of the Class A Notes any particular rate of principal payment.  This Policy also does not cover the failure of the Indenture
Trustee to make any payment required under the Indenture to any Holder of Class A Notes.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Class A Notes, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Policy.  Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer or Residential
Funding Corporation, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

A monthly Premium shall be due and payable in arrears as provided in the Indenture and the
Insurance Agreement.

This Policy is subject to and shall be governed by the laws of the State of New
York.  The proper venue for any action or proceeding on this Policy shall be the
County of New York, State of New York.

THE INSURANCE PROVIDED BY THIS POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY
INSURANCE SECURITY FUND (NEW YORK INSURANCE CODE, ARTICLE 76).

"Notice" means a written notice in the form of Exhibit A to this Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial
Guaranty specifying the information set forth therein.  "Holder" means, as to a particular
Class A Note, the person, other than the Issuer, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Payment Date, is
entitled under the terms of such Class A Note to a payment thereon.   "Indenture" means the
Indenture relating to the Class A Notes by and between Home Loan Trust 2006-HI3, as Issuer, and JPMorgan Chase Bank, N.A. as Indenture Trustee, dated as of July 21, 2006.  "Insurance
Agreement" means the Insurance and Indemnity Agreement, among Financial Guaranty,
Residential Funding Mortgage Securities II, Inc., Residential Funding Corporation, Home Loan
Trust 2006-HI3 and the Indenture Trustee, dated as of July 21, 2006.  "Servicing Agreement"
means the Servicing Agreement relating to the Class A Notes by and among Residential Funding
Corporation, as Master Servicer, Home Loan Trust 2006-HI3, as Issuer, and the Indenture
Trustee, dated as of July 21, 2006.

In the event that payments under any Class A Note are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class
A Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Class A Note by reason of the optional termination of the
Trust Estate pursuant to Section 8.08 of the Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

/s/ Howard C. Pfeffer                                     /s/ Jeffrey Kert
President                                                 Authorized Representative

Effective Date:  July 21, 2006

                                          EXHIBIT A

                             NOTICE OF NONPAYMENT AND DEMAND FOR
                                       INSURED PAYMENT

To:            Financial Guaranty Insurance Company
               125 Park Avenue
               New York, New York 10017
               (212) 312-3000
               Attention:    Structured Finance Surveillance - RFMSII 2006-HI3

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:
              $223,158,000 in aggregate principal amount of Home
              Loan-Backed Notes, Series 2006-HI3, Class A-1, Class A-2,
              Class A-3 and Class A-4  (collectively, the "Class A Notes")

               Policy No:  06030087 (the "Policy")

Payment Date/Final Maturity Date:   ________________

We refer to that certain Indenture, dated as of July 21, 2006, by and between Home Loan
Trust 2006-HI3, as Issuer, and JPMorgan Chase Bank, N.A., as Indenture Trustee (the
"Indenture"), relating to the above referenced Class A Notes.  All capitalized terms not otherwise defined herein or in the Policy shall have the same respective meanings assigned to such terms in Appendix A to the Indenture.

(a)     The Indenture Trustee has determined under the Indenture that in respect of the
        Payment Date:

        (1)    The Deficiency Amount on the Class A Notes in respect of the Payment Date that is due to be received on the Payment Date specified above under the Indenture, is equal to $_____________, consisting of

               (A)    $ ___________ in respect of interest on the Class A Notes, which is calculated as the amount by which:

                      (i)    $____________, constituting the aggregate amount of Accrued
                             Note Interest on the Payment Date less an amount equal to any
                             Prepayment Interest Shortfalls and Relief Act Shortfalls on the
                             Home Loans during the related Collection Period; exceeds

                      (ii)   $___________, representing the amount on deposit in the Payment
                             Account available for interest payments to the Class A Notes on the Payment Date; plus

               (B)    $_____________ in respect of principal of the Class A Notes, which is calculated as the amount by which:

                      (i)    the principal portion of Liquidation Loss Amounts with respect to the Home Loans for the Payment Date, which total $_________, exceed

                      (ii)   the sum of

                             (x)    $___________, representing the Liquidation Loss Payment
                                    Amount for the Home Loans for the Payment Date; and

                             (y)    $____________, representing the reduction in the
                                    Outstanding Reserve Amount for the Payment Date.

        (2)    [The Guaranteed Payment Amount with respect to the Class A Notes is
        $____________.]

[In addition, attached hereto is a copy of the Final Order in connection with a Preference
Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and an opinion of counsel that such order is final and not subject to appeal.  The amount of the Preference Amount is $______________.]

        Please be advised that, accordingly, an Insured Payment exists for the Payment Date identified above for the Class A Notes and, pursuant to the Indenture, this statement constitutes a notice for payment of an Insured Payment by the Insurer in the amount of
$__________.  This Insured Payment is payable by the Insurer under the Policy.

(b)     No payment claimed hereunder is in excess of the amount payable under the Policy.

        The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated
value of the claim for each such violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of
Nonpayment and Demand for Payment of Insured Payment this _____ day of
______________________.

                                    ________________________________________,
                                    as Indenture Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________